Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Optigenex Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2004 (the "Report"), I, Richard Serbin, as Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/Anthony Bonelli
                                            -----------------
                                            Anthony Bonelli,
                                            Chief Executive Officer (Principal
                                            Executive Officer)

Dated: February 7, 2006